SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                             FORM 8-K




                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                  Date of Report:  July 17, 2003
                (Date of earliest event reported)


                    BIO-RAD LABORATORIES, INC.
   ________________________________________________________________
      (exact name of registrant as specified in its charter)


                     Commission File: 1-7928

        Delaware                                94-1381833
   ________________________________________________________________
     (State or other                         (I.R.S. Employer
     jurisdiction of                        Identification No.)
    incorporation or
      organization)



                      1000 Alfred Nobel Drive
                    Hercules, California 94547
   ________________________________________________________________
   (Address of Principal executive offices, including zip code)

                          (510) 724-7000
   ________________________________________________________________
       (Registrant's telephone number, including area code)

   ITEM 5.  OTHER EVENTS

        On July 17, 2003, Bio-Rad Laboratories, Inc. issued a press release announcing a tender offer for all $88,715,000 aggregate principal amount of its outstanding 11 5/8% Senior Subordinated Notes due 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On July 17, 2003, Bio-Rad Laboratories, Inc. also issued a press release announcing that it intends to offer, subject to market and other conditions, up to $200,000,000 aggregate principal amount of new senior subordinated notes in a private offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

   ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


   (c)  Exhibits

   Exhibit
   Number                            Description

   99.1 Press Release for tender offer of Bio-Rad Laboratories, Inc., dated July 17, 2003.
   99.2 Press Release for private offering of Bio-Rad Laboratories, Inc., dated July 17, 2003.

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BIO-RAD LABORATORIES, INC.



   Date:  July 21, 2003              By:/s/ Christine A. Tsingos
                                            Christine A. Tsingos
                                            Vice President,
                                            Chief Financial Officer

                           EXHIBIT INDEX

   Exhibit
   Number                   Description


   99.1 Press Release for tender offer of Bio-Rad Laboratories, Inc., dated July 17, 2003.

   99.2 Press Release for private offering of Bio-Rad Laboratories, Inc., dated July 17, 2003.